Exhibit (q)

POWER OF ATTORNEY

WITH RESPECT TO

E.I.I. REALTY SECURITIES TRUST

Know all men by these presents that Glenn R. Mueller, a Trustee of E.I.I. Realty Securities Trust (the “Trust”) and Chairman of the Trust’s Board, whose name and signature appears below, constitutes and appoints Richard J. Adler and Michael J. Meagher as his attorneys-in-fact, with power of substitution, and each of them, in any and all capacities, to sign (i) any registration statement on Form N-1A, Form N-14 or any other applicable registration form under the Investment Company Act of 1940, as amended, and/or under the Securities Act of 1933, as amended, and any and all amendments thereto, filed by the Trust of which he is now or is on the date of such filing a Trustee of the Trust, (ii) any application, notice or other filings with the Securities and Exchange Commission, and (iii) any and all other documents and papers, including any exhibits, in connection therewith, and generally to do all such things in his name and on his behalf in the capacities indicated to enable the Trust to comply with the Investment Company Act of 1940, as amended, and/or the Securities Act of 1933, as amended, and the rules thereunder, hereby ratifying and confirming all that said attorneys-in-fact, or their substitute or substitutes, may do or cause to be done by virtue hereof. The undersigned hereby revokes any Powers of Attorney previously granted with respect to the Trust concerning the filings and actions described herein.

/s/ Glenn R. Mueller
Glenn R. Mueller
October 23, 2015

POWER OF ATTORNEY

WITH RESPECT TO

E.I.I. REALTY SECURITIES TRUST

Know all men by these presents that Juan M. Meyer, a Trustee of E.I.I. Realty Securities Trust (the “Trust”), whose name and signature appears below, constitutes and appoints Richard J. Adler and Michael J. Meagher as his attorneys-in-fact, with power of substitution, and each of them, in any and all capacities, to sign (i) any registration statement on Form N-1A, Form N-14 or any other applicable registration form under the Investment Company Act of 1940, as amended, and/or under the Securities Act of 1933, as amended, and any and all amendments thereto, filed by the Trust of which he is now or is on the date of such filing a Trustee of the Trust, (ii) any application, notice or other filings with the Securities and Exchange Commission, and (iii) any and all other documents and papers, including any exhibits, in connection therewith, and generally to do all such things in his name and on his behalf in the capacities indicated to enable the Trust to comply with the Investment Company Act of 1940, as amended, and/or the Securities Act of 1933, as amended, and the rules thereunder, hereby ratifying and confirming all that said attorneys-in-fact, or their substitute or substitutes, may do or cause to be done by virtue hereof. The undersigned hereby revokes any Powers of Attorney previously granted with respect to the Trust concerning the filings and actions described herein.

/s/ Juan M. Meyer
Juan M. Meyer
October 23, 2015

POWER OF ATTORNEY

WITH RESPECT TO

E.I.I. REALTY SECURITIES TRUST

Know all men by these presents that Christian A. Lange, a Trustee of E.I.I. Realty Securities Trust (the “Trust”), whose name and signature appears below, constitutes and appoints Richard J. Adler and Michael J. Meagher as his attorneys-in-fact, with power of substitution, and each of them, in any and all capacities, to sign (i) any registration statement on Form N-1A, Form N-14 or any other applicable registration form under the Investment Company Act of 1940, as amended, and/or under the Securities Act of 1933, as amended, and any and all amendments thereto, filed by the Trust of which he is now or is on the date of such filing a Trustee of the Trust, (ii) any application, notice or other filings with the Securities and Exchange Commission, and (iii) any and all other documents and papers, including any exhibits, in connection therewith, and generally to do all such things in his name and on his behalf in the capacities indicated to enable the Trust to comply with the Investment Company Act of 1940, as amended, and/or the Securities Act of 1933, as amended, and the rules thereunder, hereby ratifying and confirming all that said attorneys-in-fact, or their substitute or substitutes, may do or cause to be done by virtue hereof. The undersigned hereby revokes any Powers of Attorney previously granted with respect to the Trust concerning the filings and actions described herein.

/s/ Christian A. Lange
Christian A. Lange
October 23, 2015

POWER OF ATTORNEY

WITH RESPECT TO

E.I.I. REALTY SECURITIES TRUST

Know all men by these presents that Michael J. Abbott, a Trustee of E.I.I. Realty Securities Trust (the “Trust”), whose name and signature appears below, constitutes and appoints Richard J. Adler and Michael J. Meagher as his attorneys-in-fact, with power of substitution, and each of them, in any and all capacities, to sign (i) any registration statement on Form N-1A, Form N-14 or any other applicable registration form under the Investment Company Act of 1940, as amended, and/or under the Securities Act of 1933, as amended, and any and all amendments thereto, filed by the Trust of which he is now or is on the date of such filing a Trustee of the Trust, (ii) any application, notice or other filings with the Securities and Exchange Commission, and (iii) any and all other documents and papers, including any exhibits, in connection therewith, and generally to do all such things in his name and on his behalf in the capacities indicated to enable the Trust to comply with the Investment Company Act of 1940, as amended, and/or the Securities Act of 1933, as amended, and the rules thereunder, hereby ratifying and confirming all that said attorneys-in-fact, or their substitute or substitutes, may do or cause to be done by virtue hereof. The undersigned hereby revokes any Powers of Attorney previously granted with respect to the Trust concerning the filings and actions described herein.

/s/ Michael J. Abbott
Michael J. Abbott
October 23, 2015

POWER OF ATTORNEY

WITH RESPECT TO

E.I.I. REALTY SECURITIES TRUST

Know all men by these presents that Karin Shewer, a Trustee of E.I.I. Realty Securities Trust (the “Trust”), whose name and signature appears below, constitutes and appoints Richard J. Adler and Michael J. Meagher as her attorneys-in-fact, with power of substitution, and each of them, in any and all capacities, to sign (i) any registration statement on Form N-1A, Form N-14 or any other applicable registration form under the Investment Company Act of 1940, as amended, and/or under the Securities Act of 1933, as amended, and any and all amendments thereto, filed by the Trust of which he is now or is on the date of such filing a Trustee of the Trust, (ii) any application, notice or other filings with the Securities and Exchange Commission, and (iii) any and all other documents and papers, including any exhibits, in connection therewith, and generally to do all such things in her name and on her behalf in the capacities indicated to enable the Trust to comply with the Investment Company Act of 1940, as amended, and/or the Securities Act of 1933, as amended, and the rules thereunder, hereby ratifying and confirming all that said attorneys-in-fact, or their substitute or substitutes, may do or cause to be done by virtue hereof. The undersigned hereby revokes any Powers of Attorney previously granted with respect to the Trust concerning the filings and actions described herein.

/s/ Karin Shewer
Karin Shewer
October 23, 2015